Taxes	12 Months Ended
Dec. 31, 2012
Taxes
Taxes

Note 16—Taxes

        "Provision for taxes" consisted of the following:

($ in millions)	2012	2011	2010
Current taxes	967	1,278	867
Deferred taxes	63	(34)	151

Tax expense from continuing operations	1,030	1,244	1,018

Tax benefit from discontinued operations	—	(1)	(3)

        Tax expense from continuing operations is reconciled below from the Company's weighted-average global tax rate, rather than from the Swiss domestic statutory tax rate, as the parent company of the ABB Group, ABB Ltd, is domiciled in Switzerland and income generated in jurisdictions outside of Switzerland (hereafter "foreign jurisdictions") which has already been subject to corporate income tax in those foreign jurisdictions is, to a large extent, tax exempt in Switzerland. There is no requirement in Switzerland for a parent company of a group to file a tax return of the consolidated group determining domestic and foreign pre-tax income, and as the Company's consolidated income from continuing operations is predominantly earned outside of Switzerland, corporate income tax in foreign jurisdictions largely determines the global tax rate of the Company.

        The reconciliation of "Tax expense from continuing operations" at the weighted-average tax rate to the effective tax rate is as follows:

($ in millions, except % data)	2012	2011	2010
Income from continuing operations before taxes	3,838	4,550	3,740
Weighted-average tax rate	23.6%	24.9%	25.3%
Income taxes at weighted-average tax rate	906	1,134	945
Items taxed at rates other than the weighted-average tax rate	60	103	(21)
Changes in valuation allowance, net	44	(22)	60
Effects of changes in tax laws and enacted tax rates	(27)	(17)	6
Other, net	47	46	28

Tax expense from continuing operations	1,030	1,244	1,018

Effective tax rate for the year	26.8%	27.3%	27.2%

        In 2012 and 2011, the "Items taxed at rates other than the weighted-average tax rate" predominantly related to tax credits arising in foreign jurisdictions for which the technical merits did not allow a benefit to be taken.

        In 2012, 2011 and 2010, "Changes in the valuation allowance, net" included reductions in valuation allowances recorded in certain jurisdictions where the Company determined that it was more likely than not that such deferred tax assets (recognized for net operating losses and temporary differences in those jurisdictions) would be realized, as well as increases in the valuation allowance in certain other jurisdictions. In 2012, the "Changes in valuation allowance, net" included an expense of $36 million related to certain of the Company's operations in Central Europe. In 2011, the "Changes in valuation allowance, net" included a benefit of $47 million, related to certain of the Company's operations in Northern Europe, and in 2010, the "Changes in valuation allowance, net" included an expense of $44 million related to certain of the Company's operations in Central Europe.

        In 2012, 2011 and 2010, "Other, net" of $47 million, $46 million and $28 million, respectively, in the table above, included expenses of $94 million, $60 million and $45 million, respectively, in relation to items that were deducted for financial accounting purposes, but were not tax deductible, such as interest expense, state and local taxes on productive activities, disallowed meals and entertainment expenses and other similar items.

        Deferred income tax assets and liabilities consisted of the following:

	December 31,
($ in millions)	2012	2011
Deferred tax assets:
Unused tax losses and credits	1,009	963
Pension and other accrued liabilities	1,395	1,064
Inventories	287	276
Property, plant and equipment	125	192
Other	104	134

Total gross deferred tax asset	2,920	2,629
Valuation allowance	(550)	(375)

Total gross deferred tax asset, net of valuation allowance	2,370	2,254
Deferred tax liabilities:
Property, plant and equipment, and intangible assets	(1,366)	(1,037)
Pension and other accrued liabilities	(252)	(164)
Inventories	(118)	(152)
Other current assets	(169)	(220)
Unremitted earnings	(766)	(213)
Other	(26)	(60)

Total gross deferred tax liability	(2,697)	(1,846)

Net deferred tax asset (liability)	(327)	408

Included in:
"Deferred taxes"—current assets	869	932
"Deferred taxes"—non-current assets	334	318
"Deferred taxes"—current liabilities	(270)	(305)
"Deferred taxes"—non-current liabilities	(1,260)	(537)

Net deferred tax asset (liability)	(327)	408

        The decrease in "Net deferred tax asset (liability)" at December 31, 2012, related primarily to approximately $870 million of net deferred tax liabilities acquired in business combinations, including estimated taxes of $475 million provided for unremitted earnings of the acquired companies.

        Certain entities have deferred tax assets related to net operating loss carry-forwards and other items. As recognition of these assets did not meet the more likely than not criterion, valuation allowances were established, amounting to $550 million and $375 million, at December 31, 2012 and 2011, respectively. "Unused tax losses and credits" at December 31, 2012 and 2011, in the table above, included $155 million and $166 million, respectively, for which the Company has established a full valuation allowance as, due to limitations imposed by the relevant tax law, the Company determined that, more likely than not, such deferred tax assets would not be realized.

        At December 31, 2012, "Valuation allowance" included an increase of $102 million arising upon business combinations.

        At December 31, 2012 and 2011, deferred tax liabilities totaling $766 million and $213 million have been provided for in respect of withholding taxes, dividend distribution taxes or additional corporate income taxes (hereafter "withholding taxes") on unremitted earnings, as well as for limited Swiss income taxes on any such repatriated earnings. Income which has been generated outside of Switzerland and has already been subject to corporate income tax in such foreign jurisdictions is, to a large extent, tax exempt in Switzerland. Therefore, generally no or only limited Swiss income tax has to be provided for on the repatriated earnings of foreign subsidiaries.

        Certain countries levy withholding taxes on dividend distributions. Such taxes cannot always be fully reclaimed by the shareholder, although they have to be declared and withheld by the subsidiary. In 2012 and 2011, certain taxes arose in certain foreign jurisdictions for which the technical merits do not allow utilization of benefits. At December 31, 2012 and 2011, approximately $400 million, of foreign subsidiary retained earnings subject to withholding taxes upon distribution were considered as permanently reinvested, as these funds are used for financing current operations as well as business growth through working capital and capital expenditure in those countries, and consequently, no deferred tax liability was set up.

        At December 31, 2012, net operating loss carry-forwards of $2,749 million and tax credits of $190 million were available to reduce future taxes of certain subsidiaries. Of these amounts, $1,782 million of loss carry-forwards and $180 million of tax credits will expire in varying amounts through 2032. The largest amount of these carry-forwards related to the Company's U.S. operations.

        Unrecognized tax benefits consisted of the following:

($ in millions)	Unrecognized tax benefits	Penalties and interest related to unrecognized tax benefits	Total
Classification as unrecognized tax items on January 1, 2010	712	176	888
Net change due to acquisitions and divestments	5	—	5
Increase relating to prior year tax positions	56	38	94
Decrease relating to prior year tax positions	(32)	(6)	(38)
Increase relating to current year tax positions	114	5	119
Decrease relating to current year tax positions	(15)	(4)	(19)
Decrease due to settlements with tax authorities	(40)	(9)	(49)
Decrease as a result of the applicable statute of limitations	(72)	(21)	(93)
Exchange rate differences	(14)	(1)	(15)

Balance at December 31, 2010, which would, if recognized, affect the effective tax rate	714	178	892
Net change due to acquisitions and divestments	9	2	11
Increase relating to prior year tax positions	52	61	113
Decrease relating to prior year tax positions	(31)	(11)	(42)
Increase relating to current year tax positions	128	2	130
Decrease relating to current year tax positions	(2)	—	(2)
Decrease due to settlements with tax authorities	(78)	(27)	(105)
Decrease as a result of the applicable statute of limitations	(135)	(35)	(170)
Exchange rate differences	(4)	(1)	(5)

Balance at December 31, 2011, which would, if recognized, affect the effective tax rate	653	169	822
Net change due to acquisitions and divestments	10	—	10
Increase relating to prior year tax positions	51	26	77
Decrease relating to prior year tax positions	(73)	(56)	(129)
Increase relating to current year tax positions	141	1	142
Decrease relating to current year tax positions	(3)	—	(3)
Decrease due to settlements with tax authorities	(89)	(11)	(100)
Decrease as a result of the applicable statute of limitations	(29)	(7)	(36)
Exchange rate differences	8	5	13

Balance at December 31, 2012, which would, if recognized, affect the effective tax rate	669	127	796

        In 2012, the "Decrease relating to prior year tax positions" included a total of $87 million relating to the release of provisions due to favorable resolution of a tax dispute in Northern Europe. In 2012, the "Increase relating to current year tax positions" included a total of $108 million in taxes related to the interpretation of tax law and double tax treaty agreements by competent tax authorities. In 2012, the "Decrease due to settlements with tax authorities" included a total of $47 million relating to the interpretation of tax law and double tax treaty agreements by competent tax authorities.

        In 2011, the "Increase relating to prior year tax positions", in unrecognized tax benefits above, related primarily to a tax dispute in Asia. The "Increase relating to prior year tax positions", in penalties and interest related to unrecognized tax benefits above, mainly reflected the interest accrual on prior years' tax positions. Also in 2011, the "Increase relating to current year tax positions" included a total of $97 million in taxes related to the interpretation of tax law and double tax treaty agreements by competent tax authorities. In 2011, the "Decrease due to settlements with tax authorities" included $49 million in tax, penalty and interest relating to a tax dispute in Northern Europe, while the "Decrease as a result of the applicable statute of limitations" included both the effect of the statute of limitations in certain jurisdictions, as well as instances where tax audits had been concluded by taxing authorities and the corresponding tax years were consequently considered closed.

        In 2010, the "Increase relating to current year tax positions" in the table above included an expense of $88 million related to the interpretation of tax law and double tax treaty agreements by competent tax authorities.

        At December 31, 2012, the Company expected the resolution, within the next twelve months, of uncertain tax positions related to pending court cases amounting to $41 million for taxes, penalties and interest. Otherwise, the Company had not identified any other significant changes which were considered reasonably possible to occur within the next twelve months.

        At December 31, 2012, the earliest significant open tax years that remained subject to examination were the following:

Region	Year
Europe	2007
The Americas	2008
Asia	2003
Middle East & Africa	2004